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                                                                   EXHIBIT 10.19


                          FOURTH SUPPLEMENTAL INDENTURE


         THIS FOURTH SUPPLEMENTAL INDENTURE, dated as of December 30, 1997, among PIONEER NATURAL RESOURCES COMPANY, a Delaware corporation ("Pioneer"), PIONEER NATURAL RESOURCES USA, INC., a Delaware corporation, as a subsidiary guarantor (the "Subsidiary Guarantor"), PIONEER DEBTCO, INC. (as successor to Pioneer NewSub1, Inc., as successor to Pioneer Natural Resources USA, Inc., formerly known as Mesa Operating Co., as successor to Parker & Parsley Petroleum Company), a Texas corporation (the "Company"), and THE CHASE MANHATTAN BANK, a New York banking association, as trustee (the "Trustee"). Capitalized terms used herein and not otherwise defined have the meanings set forth in the Indenture referred to below.

                                    RECITALS

         A. The Company and the Trustee are parties to that certain Indenture, dated as of April 12, 1995, as amended by the First Supplemental Indenture, dated as of August 7, 1997, as amended by the Second Supplemental Indenture, dated as of December 30, 1997, as amended by the Third Supplemental Indenture, dated as of December 30, 1997 (the "Indenture"), pursuant to which the Company issued 87/8% Senior Notes Due 2005 and 8 1/4% Senior Notes Due 2007 (collectively, the "Debt Securities").

         B. Article IX of the Indenture provides that the Company, when authorized by a resolution of the Board of Directors of the Company, and the Trustee may, without the consent of the holders of the Debt Securities, enter into a supplemental indenture (i) to evidence the succession pursuant to Article X of the Indenture of another corporation to the Company and the assumption by such successor of the covenants, agreements and obligations of the Company under the Debt Securities and the Indenture and (ii) to add a Guarantee with respect to the Debt Securities.

         C. Upon consummation of a merger (the "Restructuring") as of the date hereof by and between the Company and Pioneer, (i) Pioneer will be possessed of all the estate, property, rights, privileges and franchises of the Company and will assume and be responsible and liable for all obligations of the Company with respect to the Debt Securities and the Indenture (collectively, the "Restructured Debt"), to the same extent as if the Restructured Debt had been incurred or contracted by Pioneer, and (ii) the Subsidiary Guarantor will execute and deliver a Guarantee to the Trustee, pursuant to which the Subsidiary Guarantor guarantees the obligations of the Company with respect to the Restructured Debt.

         D. In connection with the Restructuring, the Company, Pioneer and the Subsidiary Guarantor have duly determined to make, execute and deliver to the Trustee this Fourth Supplemental Indenture in order to reflect the results of the Restructuring as required by the Indenture.





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         NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, the parties hereto agree, subject to the terms and conditions hereinafter set forth, as follows for the benefit of the Trustee and the Holders of the Debt Securities:

         1. The Restructuring is permitted by Section 10.01 of the Indenture and in connection therewith:

                  (a) Pioneer hereby expressly assumes all obligations of the Company under the Debt Securities and the Indenture;

                  (b) The Company and Pioneer hereby represent that immediately after giving effect to the Restructuring (and treating any Indebtedness which becomes an obligation of Pioneer, as the Successor Company, or any Subsidiary of the Company as a result of the Restructuring as having been Incurred by Pioneer, as the Successor Company, or such Subsidiary at the time of such transaction), no Default or Event of Default has occurred or is continuing;

                  (c) Pioneer, as the Successor Company, waives any right to redeem any Bearer Security under circumstances in which Pioneer, as the Successor Company, is otherwise entitled to redeem such Bearer Security but the Company would not have been entitled to redeem if the Restructuring had not occurred.

         2. As of the effective date of this Fourth Supplemental Indenture and upon consummation of the Restructuring, Pioneer, as the Successor Company, shall succeed to, and be substituted for, and may exercise every right and power of the Company under the Indenture with the same effect as if Pioneer had been named as the Company in the Indenture.

         3. Article XIII of the Indenture is hereby amended to be re-numbered
Article XIV and each reference in the Indenture to Article XIII or any section thereof is hereby amended to correspond to the foregoing re-numbering. The Indenture is hereby further amended to add the following new Article XIII:

                                  ARTICLE XIII
                                  THE GUARANTEE

            Section 13.01. The Guarantee.

            Pioneer Natural Resources USA, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (the "Subsidiary Guarantor"), hereby unconditionally guarantees to each Holder of Debt Securities authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of this Indenture, the Debt Securities or the obligations of the Company hereunder or thereunder, that: (a) the principal of and premium, if any, and interest, on the Debt Securities shall be promptly paid in full when due, whether at maturity, by acceleration, redemption or


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         otherwise, and interest on the overdue principal of and interest on premium, if any, and interest, on the Debt Securities, if any, if lawful, and all other obligations of the Company to the Holders or the Trustee hereunder or thereunder shall be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (b) in case of any extension of time of payment or renewal of any Debt Securities or any of such other obligations, that the same shall be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Subsidiary Guarantor shall be obligated to pay the same immediately. The Subsidiary Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Debt Securities or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Subsidiary Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenant that the Subsidiary Guarantor's guarantee under this Section shall not be discharged except by complete performance of the obligations contained in the Debt Securities and this Indenture. If any Holder or the Trustee is required by any court or otherwise to return to the Company, the Subsidiary Guarantor or any custodian, trustee, liquidator or other similar official acting in relation to either the Company or the Subsidiary Guarantor any amount paid by either to the Trustee or such Holder, the Subsidiary Guarantor's guarantee under this Section, to the extent theretofore discharged, shall be reinstated in full force and effect. The Subsidiary Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Holders of Debt Securities in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby. The Subsidiary Guarantor further agrees that, as between itself as guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article VI for the purposes of the Subsidiary Guarantor's guarantee hereunder, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby and (y) in the event of any declaration of acceleration of such obligations as provided in Article VI, such obligations (whether or not due and payable) shall forthwith become due and payable by the Subsidiary Guarantor for the purposes of its guarantee hereunder.

            Section 13.02.    Execution and Delivery of Guarantee.

            To evidence its Guarantee set forth in Section 13.01, the Subsidiary Guarantor hereby agrees that a notation of such Guarantee shall be endorsed by an officer of the Subsidiary Guarantor on each Debt Security authenticated and delivered by the Trustee, that this Indenture shall be executed on behalf of the Subsidiary Guarantor by its President or one of its Vice Presidents and attested to by an Officer and that the Subsidiary Guarantor shall


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         deliver to the Trustee an Opinion of Counsel that the foregoing have been duly authorized, executed and delivered by the Subsidiary Guarantor and that such Guarantee is a valid and legally binding obligation of the Subsidiary Guarantor, enforceable against the Subsidiary Guarantor in accordance with its terms.

                  The Subsidiary Guarantor hereby agrees that its Guarantee set forth in Section 13.01 shall remain in full force and effect notwithstanding any failure to endorse on each Debt Security a notation of such Guarantee.

                  If an officer of the Subsidiary Guarantor whose signature is on this Indenture or on the applicable Guarantee no longer holds that office at the time the Trustee authenticates the Debt Securities on which such Guarantee is endorsed, such Guarantee shall be valid nevertheless.

                  The delivery of any Debt Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee set forth in this Indenture on behalf of the Subsidiary Guarantor.

                  Section 13.03. Subsidiary Guarantor May Consolidate, etc., on Certain Terms.

                  The Subsidiary Guarantor may not consolidate with or merge with or into, another corporation or Person other than the Company or another Subsidiary, unless:

                           (a) subject to the provisions of Section 13.04
                  hereof, the Person formed by or surviving any such consolidation or merger assumes all the obligations of the Subsidiary Guarantor's Guarantee pursuant to a supplemental indenture in form reasonably satisfactory to the Trustee;

                           (b) immediately after giving effect to such
                  transaction, no Default or Event of Default exists; and

                           (c) such transaction does not violate Section 4.11 or
                  Section 4.12.

                  In case of any such consolidation or merger and upon the assumption by the successor corporation, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the Guarantee of the Debt Securities and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Subsidiary Guarantor, such successor corporation shall succeed to and be substituted for the Subsidiary Guarantor with the same effect as if it had been named herein as the Subsidiary Guarantor. Such successor corporation thereupon may cause to be signed the Guarantee to be endorsed upon all of the Debt Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee. The Guarantee so issued shall in all respects have the same legal rank and benefit under this Indenture as any Guarantee theretofore and thereafter issued in accordance with the terms of


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         this Indenture as though all of such Guarantees had been issued at the date of the execution hereof.

                  Except as set forth in Articles IV and X hereof, nothing contained in this Indenture or in any of the Debt Securities shall prevent any consolidation or merger of the Subsidiary Guarantor with or into the Company or another Subsidiary, or shall prevent any sale or conveyance of the property of the Subsidiary Guarantor as an entirety or substantially as an entirety to the Company or any Subsidiary.

                  Section 13.04.    Release of Guarantee.

                  The Subsidiary Guarantor shall be released and relieved of any obligations under its Guarantee upon release or other termination of both (A) that certain Guaranty, dated as of December 18, 1997, by the Subsidiary Guarantor with respect to the Amended and Restated Credit Facility Agreement (Primary Facility), dated as of December 18, 1997 (the "Primary Agreement"), among Pioneer, NationsBank of Texas, as administrative agent, CIBC Inc., as documentation agent, Morgan Guaranty Trust Company of New York, as documentation agent, The Chase Manhattan Bank, as syndication agent, the co-agents signatory thereto, and the other lenders signatory thereto, and (B) that certain Guaranty, dated as of December 18, 1997, by the Subsidiary Guarantor with respect to the Amended and Restated Credit Facility Agreement (364-Day Facility), dated as of December 18, 1997 (the "364-Day Agreement" and together with the Primary Agreement, the "United States Credit Agreement"), among Pioneer, NationsBank of Texas, as administrative agent, CIBC Inc., as documentation agent, Morgan Guaranty Trust Company of New York, as documentation agent, The Chase Manhattan Bank, as syndication agent, the co-agents signatory thereto, and the other lenders signatory thereto (the foregoing guarantees being referred to herein as the "United States Credit Facility Guarantees"). Any refinancing, refunding, extension, renewal or replacement (or successive refinancings, refundings, extensions, renewals or replacements), as a whole, or in part, of the United States Credit Facility shall not be deemed a release or other termination of the United States Credit Facility Guarantees if the Subsidiary Guarantor provides a guarantee or guarantees with respect to such refinancing, refunding, extension, renewal or replacement in substantially the same form, and on substantially the same terms, as the United States Credit Facility Guarantees.

                  In the event of a sale or other disposition of all or substantially all of the assets of the Subsidiary Guarantor or a sale or other disposition (including, without limitation, by foreclosure) of all of the capital stock of the Subsidiary Guarantor, to any corporation or other Person (including a Subsidiary) by way of merger, consolidation, or otherwise, in a transaction that does not violate any of the covenants of this Indenture, then the Subsidiary Guarantor shall be released and relieved of any obligations under its Guarantee and such acquiring corporation or other Person, if other than the Company or a Subsidiary shall have no obligation to assume or otherwise become liable under such Guarantee; provided, if such acquiring corporation or other Person is other than the Company or a Subsidiary, that the net proceeds of such sale or other disposition are applied, as applicable, in accordance with


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         Section 4.12 hereof. Upon delivery by the Company to the Trustee of an
         Officers' Certificate and an Opinion of Counsel to the effect that such sale or other disposition was made by the Company in accordance with the provisions of this Indenture, including without limitation Section 4.12, the Trustee shall execute any documents reasonably required in order to evidence the release of the Subsidiary Guarantor from its obligations under its Guarantee.

                  Section 13.05.   Limitation on Subsidiary Guarantor Liability.

                  For purposes hereof, the Subsidiary Guarantor's liability shall be that amount from time to time equal to the aggregate liability of the Subsidiary Guarantor under its Guarantee, but shall be limited to the lesser of (i) the aggregate amount of the obligations of the Company under the Debt Securities and this Indenture and (ii) the amount, if any, which would not have (A) rendered the Subsidiary Guarantor "insolvent" (as such term is defined in the federal Bankruptcy Law and in the Debtor and Creditor Law of the State of New
         York) or (B) left it with unreasonably small capital at the time its Guarantee of the Debt Securities was entered into, after giving effect to the incurrence of existing Indebtedness immediately prior to such time; provided that, it shall be a presumption in any lawsuit or other proceeding in which the Subsidiary Guarantor is a party that the amount guaranteed pursuant to its Guarantee is the amount set forth in clause
         (i) above unless any creditor, or representative of creditors of the Subsidiary Guarantor, or debtor in possession or trustee in bankruptcy of the Subsidiary Guarantor, otherwise proves in such a lawsuit that the aggregate liability of the Subsidiary Guarantor is limited to the amount set forth in clause (ii). In making any determination as to the solvency or sufficiency of capital of the Subsidiary Guarantor in accordance with the previous sentence, any rights the Subsidiary Guarantor may have, contractual or otherwise, shall be taken into account.

         4. This Fourth Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Indenture and, as provided in the Indenture, this Fourth Supplemental Indenture forms a part of the Indenture. Except to the extent amended by or supplemented by this Fourth Supplemental Indenture, the Company, Pioneer and the Trustee hereby ratify, confirm and reaffirm the Indenture in all respects.

         5. This Fourth Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         6. The laws of the State of New York shall govern the construction and interpretation of this Fourth Supplemental Indenture, without regard to principles of conflicts of laws.



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         IN WITNESS WHEREOF, the parties hereto have caused this Fourth
Supplemental Indenture to be signed on their behalf by their duly authorized representatives as of the date first above written:



                                       PIONEER DEBTCO, INC.



                                       By: /s/ M. GARRETT SMITH
                                          ---------------------------------
                                          M. Garrett Smith
                                          President


                                       PIONEER NATURAL RESOURCES COMPANY



                                       By: /s/ M. GARRETT SMITH
                                          ---------------------------------
                                          M. Garrett Smith
                                          Executive Vice President and Chief
                                          Financial Officer




                                       PIONEER NATURAL RESOURCES USA, INC.



                                       By: /s/ M. GARRETT SMITH
                                          ---------------------------------
                                          M. Garrett Smith
                                          Senior Vice President - Finance


                                       THE CHASE MANHATTAN BANK, as Trustee


                                       By: /s/ JAMES P. FREEMAN
                                          ---------------------------------
                                       Name:   James P. Freeman
                                            -------------------------------
                                       Title:  Assistant Vice President
                                             ------------------------------







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